UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 22, 2022
McKESSON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6555 State Hwy 161
Irving, TX 75039
(Address of Principal Executive Offices, and Zip Code)
(972) 446-4800
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange
1.500% Notes due 2025	MCK25	New York Stock Exchange
1.625% Notes due 2026	MCK26	New York Stock Exchange
3.125% Notes due 2029	MCK29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On July 22, 2022, McKesson Corporation ("Company") held its Annual Shareholders Meeting (“Annual Meeting”). Shown below are the results of the shareholders' vote, as certified by the Inspector of Election, on each of the items of business described in Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 9, 2022 (“Proxy Statement”). Each of the items considered at the Annual Meeting is described in further detail in the Proxy Statement. No additional item was submitted at the Annual Meeting for stockholder action.
Item 1. Each of the following individuals nominated by the Board of Directors ("Board") was elected to serve as a director, having received the following votes:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard H. Carmona, M.D.	114,892,608	2,103,897	207,460	9,992,960
Dominic J. Caruso	115,127,495	1,745,525	330,945	9,992,960
W. Roy Dunbar	115,827,394	1,062,109	314,462	9,992,960
James H. Hinton	116,561,984	328,947	313,034	9,992,960
Donald R. Knauss	115,516,877	1,377,110	309,978	9,992,960
Bradley E. Lerman	115,509,502	1,385,133	309,330	9,992,960
Linda P. Mantia	113,980,758	2,925,114	298,093	9,992,960
Maria Martinez	112,643,519	4,254,062	306,384	9,992,960
Susan R. Salka	115,626,290	1,270,037	307,638	9,992,960
Brian S. Tyler	113,749,122	3,122,375	332,468	9,992,960
Kathleen Wilson-Thompson	116,630,758	262,557	310,650	9,992,960
Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,359,392	7,235,617	601,916	—
Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,716,045	11,952,227	535,693	9,992,960
Item 4. The Company's 2022 Stock Plan was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,473,315	6,263,325	467,325	9,992,960
Item 5. The amendment to the Company's 2000 Employee Stock Purchase Plan was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,885,195	935,277	383,493	9,992,960
Item 6. The shareholder-submitted proposal to reduce the ownership threshold required to call a special meeting of shareholders was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,263,761	73,445,910	494,294	9,992,960

Item 7. The shareholder-submitted proposal recommending that the Board adopt a policy to require Form 8-K disclosure by the Company when its section 16 insiders adopt, modify or cancel a Rule 10b5-1 trading plan was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,829,800	58,891,585	482,580	9,992,960

1
Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

2
Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 25, 2022

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, Chief Legal Officer
and General Counsel